EXHIBIT 10.1

EXECUTION COPY

AMENDMENT NO. 1 TO THE
CREDIT AGREEMENT

Dated as of April 3, 2017

AMENDMENT NO. 1 TO THE CREDIT AGREEMENT (this “Amendment”) among ALLIANCE RESOURCE OPERATING PARTNERS, L.P., a Delaware limited partnership (the “Borrower”), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the “Lenders”) and JPMORGAN CHASE BANK, N.A., as agent (the “Agent”) for the Lenders.

PRELIMINARY STATEMENTS:

(1)The Borrower, the Lenders and the Agent have entered into a Fourth Amended and Restated Credit Agreement dated as of January 27, 2017 (the “Credit Agreement”).  Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2)The Borrower has requested certain amendments to the Credit Agreement and has requested that the Extending Lenders further extend their respective Revolving Credit Commitments, Letter of Credit Commitments and Swing Line Commitments, as applicable, for an additional two years, to May 23, 2021.

(3)The Required Lenders have agreed to amend the Credit Agreement as hereinafter set forth, and each of the Extending Lenders so indicating on its signature page hereto has agreed to extend its Revolving Credit Commitment, Letter of Credit Commitment and Swing Line Commitment, as applicable, for an additional two years, to May 23, 2021.

SECTION 1.Amendments to Credit Agreement.  The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 4, hereby amended as follows:

(a) The following definitions are added to Section 1.01 in appropriate alphabetical order:

“Amendment No. 1”  means Amendment No. 1 to this Agreement, dated as of April 3, 2017.

“Extending Lender (2019)”  means each Extending Lender that does not agree to extend its Revolving Credit Commitment, Letter of Credit Commitment and the Swing Line Commitment (to the extent applicable) in accordance with Section 2 of Amendment No. 1.

“Extending Lender (2021)” means each Extending Lender that agrees to extend its Revolving Credit Commitment, Letter of Credit Commitment and the Swing Line Commitment (to the extent applicable) in accordance with Section 2 of Amendment No. 1.

“Non-Consenting Lender” means any Lender that does not approve any (i) consent, waiver or amendment that (x) requires the approval of all or all affected Lenders in accordance with the terms of Section 8.01 and (y) has been approved by the Required Lenders or (ii) request by the Borrower for an extension of the Termination Date.

(b) The definitions of “Related Documents” and “Termination Date” in Section 1.01 is amended in full to read as follows:

“Related Documents” means the Partnership Agreement and the MLP Agreement.

“Termination Date” means:

(a) with respect to the Term Advances and the Term Facility, the earlier of (i) May 23, 2017 and (ii) the acceleration of the Term Advances pursuant to Section 6.01; and

(b) with respect to the Revolving Credit Commitments, the Letter of Credit Commitment, the Swing Line Commitment and the Revolving Credit Facility, the earlier of (i) (x) for each Non-Extending Lender, May 23, 2017, (y) for each Extending Lender (2019), May 23, 2019 and (z) for each Extending Lender (2021), May 23, 2021 and (ii) the date of termination in whole of the Revolving Credit Commitments, the Letter of Credit Commitment and the Swing Line Commitment pursuant to Section 2.05 or 6.01.

(c) Section 2.04(b)(ii) is amended in full to read as follows:

(ii)The Borrower shall repay to the Administrative Agent for the ratable account of the Revolving Credit Lenders that are Extending Lenders on the Termination Date for the Revolving Credit Facility applicable to such Extending Lenders the aggregate principal amount of the Revolving Credit Advances owing to such Extending Lenders then outstanding.

(d) There is added to the end of Section 2.13 the following sentence:

Each of the Extending Lenders hereby acknowledges and agrees that principal repayments made to the Extending Lenders (2019) on the Termination Date applicable to the Extending Lenders (2019) (and not also applicable to the Extending Lenders (2021)) shall not be subject to the share provisions of this Section.

(e) Section 2.17(b) is amended (i) by deleting the phrase “or if any Lender becomes a Defaulting Lender” and substituting therefor the phrase “or if any Lender becomes a Defaulting Lender, or if any Lender is a Non-Consenting Lender” and (ii) by adding thereto a new clause (iv) at the end of the first sentence to read as follows:

and (iv) in the case of any assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent or the applicable request for extension

(f) Section 5.01(n) is deleted in full and replaced with “Intentionally omitted”.
(g) Section 5.02(b)(i)(B) is amended by deleting the phrase “incurred in the ordinary course of business”.
(h) Section 5.02(b)(i)(C) is amended by deleting the phrase “incurred in the ordinary course of business”.
(i) Section 5.02(b)(i)(D) is amended in full to read as follows:

(D)(i) the Senior Notes and Permitted Junior Refinancing Debt in respect thereof in an aggregate principal amount not to exceed $145,000,000 and (ii) junior secured Debt in an aggregate principal amount at any time outstanding not to exceed $300,000,000; provided that, in the case of this clause (ii), (a) such Debt is (i) if secured, secured by Liens on (x) the Collateral that are junior to the Liens on the Collateral securing the Obligations and/or (y) property of Persons other than the Borrower or its Subsidiaries, (ii) not secured by any property or assets of any Loan Party other than the Collateral and (iii) not guaranteed by Subsidiaries of the Borrower other than the Subsidiary Guarantors, (b) such Debt does not mature or have scheduled amortization or scheduled payments of principal and is not subject to mandatory redemption, repurchase, prepayment or sinking fund obligation (other than customary offers to repurchase upon a change of control, asset sale or casualty event and customary acceleration rights after an event of default), prior to the date that is 90 days after the latest Termination Date applicable to the Facilities at the time such Debt is incurred, (c) the security agreements (if such debt is secured by the Collateral) and guarantees (if such Debt is guaranteed by one or more Subsidiary Guarantors) of the Borrower and its Subsidiaries relating to such Debt have terms not more favorable to the respective creditors than the terms of the Collateral Documents and the Subsidiary Guaranty (with such differences as are appropriate to reflect the nature of such junior lien Debt and any other differences reasonably satisfactory to the Administrative Agent or the Collateral Agent) and (d) if such Debt is secured by the Collateral, a Representative acting on behalf of the holders of such Debt shall have become party to, or otherwise be subject to the provisions of, the Second Lien Intercreditor Agreement;

(j) Section 5.02(b)(iii)(F) is amended by deleting the phrase “and incurred in the ordinary course of business”.
(k) Section 5.02(b)(iii)(G) is amended by deleting the phrase “and other unsecured Debt”.
(l) Section 5.02(b)(iii) is further amended by adding to the end thereof a new clause (I) to read as follows:

(I)Debt of a newly formed, Wholly Owned Subsidiary of the Borrower, solely to the extent such Debt is issued as a co-obligor (with the Borrower) of Debt issued in the capital markets having a maturity not earlier than November 23, 2021.

(m) Section 5.02(g) is amended by deleting the ratio “1.25:1.0” and substituting therefor the ratio “1.15:1.0”.
(n) Section 5.02(l) is deleted in full and replaced with “Intentionally omitted”.
(o) Section 5.04(a) is amended by deleting the ratio “2.25:1.0” and substituting therefor the ratio “2.50:1.0”.

SECTION 2.Consent to Extension Request.  Upon the satisfaction of the conditions precedent set forth in Section 4, and subject to the further condition that Extending Lenders holding at least 75% of the Revolving Credit Commitments of the Extending Lenders as of the date of this Amendment so agree, each Extending Lender so indicating on its signature page to this Amendment hereby agrees to extend the Termination Date with respect to its Revolving Credit Commitment, Letter of Credit Commitment and the Swing Line Commitment (to the extent applicable) for a period of two years, expiring May 23, 2021.

SECTION 3.Waiver.  Upon the satisfaction of the conditions precedent set forth in Section 4, Section 5.02(k) of the Credit Agreement is hereby waived to permit the Borrower to apply the proceeds of the Debt Issuance (as defined below) to the prepayment in full of the Notes Obligations (as defined in the Intercreditor Agreement).

SECTION 4.Conditions of Effectiveness.  (a) Section 1(l) of this Amendment shall become effective as of the date first above written when, and only when, on or before June 30, 2017 the Agent shall have received counterparts of this Amendment executed by the Borrower and the Required Lenders and the consent attached hereto executed by each Guarantor.

(b)This Amendment (other than Section 1(l)) shall become effective as of the date first above written when, and only when, on or before June 30, 2017 the following conditions have been satisfied:

(i)The Borrower shall have received not less than $350,000,000 in gross proceeds from unsecured Debt issued in the capital markets having a maturity not earlier than November 23, 2021 (the “Debt Issuance”) and all Notes Obligations held by the holders of the Senior Notes shall have been paid in full (other than contingent indemnification obligations not yet due and payable).

(ii)The Borrower shall have paid to the Agent for the account of each Extending Lender (2021) such fees as have been separately agreed in writing.

(iii)The Borrower shall have paid fees and expenses of Shearman & Sterling LLP, counsel to the Administrative Agent, to the extent that such fees and expenses have been invoiced at least 24 hours prior to the date thereof.

This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

SECTION 5.Representations and Warranties of the Borrower.  The Borrower represents and warrants that the representations and warranties contained in Section 4.01 of the Credit Agreement are correct in all material respects (other than any representation or warranty qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) on and as of the date hereof after giving effect to the extension of Commitments as contemplated hereby (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date), before and after giving effect to this Amendment, and no Default has occurred and is continuing.

SECTION 6.Reference to and Effect on the Loan Documents.  (a)  On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b)The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

(c)The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 7.Costs and Expenses.  The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 8.04 of the Credit Agreement.

SECTION 8.Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 9.Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ALLIANCE RESOURCE OPERATING PARTNERS, L.P.
By:	ALLIANCE RESOURCE MANAGEMENT GP,
LLC, its Managing General Partner

	By:	/s/ Cary P. Marshall
	Name:	Cary P. Marshall
	Title:	Vice President-Corporate Finance and
Treasurer

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

	By:	/s/ James Shender
	Name:	James Shender
	Title:	Vice President

SIGNATURE PAGE

CONSENT TO AMENDMENT NO. 1 to the FOURTH AMENDED AND RESTATED CREDIT AGREEMENT dated as of jANUARY 27, 2017 of ALLIANCE RESOURCE OPERATING PARTNERS, L.P.

Name of Lender: JPMORGAN CHASE BANK, N.A.,

by	/s/ James Shender
	Name:	James Shender
	Title:	Vice President

CONSENT TO EXTENSION OF TERMINATION DATE:

Name of Lender: JPMORGAN CHASE BANK, N.A.,

by	/s/ James Shender
	Name:	James Shender
	Title:	Vice President

SIGNATURE PAGE

CONSENT TO AMENDMENT NO. 1 to the FOURTH AMENDED AND RESTATED CREDIT AGREEMENT dated as of jANUARY 27, 2017 of ALLIANCE RESOURCE OPERATING PARTNERS, L.P.

Name of Lender: Wells Fargo Bank, National Association

by	/s/ Jeffrey cobb
	Name:	Jeffrey Cobb
	Title:	Director
	Date:	04/03/2017

CONSENT TO EXTENSION OF TERMINATION DATE:

Name of Lender: Wells Fargo Bank, National Association

by	/s/ Jeffrey cobb
	Name:	Jeffrey Cobb
	Title:	Director
	Date:	04/05/2017

SIGNATURE PAGE

CONSENT TO AMENDMENT NO. 1 to the FOURTH AMENDED AND RESTATED CREDIT AGREEMENT dated as of jANUARY 27, 2017 of ALLIANCE RESOURCE OPERATING PARTNERS, L.P.

Name of Lender: Citibank, N.A.

by	/s/ Sumeet Singal
	Name:	Sumeet Singal
	Title:	Vice President

CONSENT TO EXTENSION OF TERMINATION DATE:

Name of Lender: Citibank, N.A.

by	/s/ Sumeet Singal
	Name:	Sumeet Singal
	Title:	Vice President

SIGNATURE PAGE

CONSENT TO AMENDMENT NO. 1 to the FOURTH AMENDED AND RESTATED CREDIT AGREEMENT dated as of jANUARY 27, 2017 of ALLIANCE RESOURCE OPERATING PARTNERS, L.P.

BOKF, N.A.

by	/s/ Stevens E. Warrick
Stevens E. Warrick, SVP

CONSENT TO EXTENSION OF TERMINATION DATE:

BOKF, N.A.

by	/s/ Stevens E. Warrick
Stevens E. Warrick, SVP

SIGNATURE PAGE

CONSENT TO AMENDMENT NO. 1 to the FOURTH AMENDED AND RESTATED CREDIT AGREEMENT dated as of jANUARY 27, 2017 of ALLIANCE RESOURCE OPERATING PARTNERS, L.P.

Name of Lender:  Branch Banking and Trust Company

by	/s/ Max N. Greer III
	Name:	Max N. Greer III
	Title:	Senior Vice President

by1
Name:
Title:

CONSENT TO EXTENSION OF TERMINATION DATE:

Name of Lender:  Branch Banking and Trust Company

by	/s/ Max N. Greer III
	Name:	Max N. Greer III
	Title:	Senior Vice President

by2
Name:
Title:

1 For any Lender requiring a second signature line.

2 For any Lender requiring a second signature line.

SIGNATURE PAGE

CONSENT TO AMENDMENT NO. 1 to the FOURTH AMENDED AND RESTATED CREDIT AGREEMENT dated as of jANUARY 27, 2017 of ALLIANCE RESOURCE OPERATING PARTNERS, L.P.

Name of Lender:  Mabrey Bank

by	/s/ John D. Pixley
	Name:	John D. Pixley
	Title:	EVP

by1
Name:
Title:

CONSENT TO EXTENSION OF TERMINATION DATE:

Name of Lender:  Mabrey Bank

by	/s/ John D. Pixley
	Name:	John D. Pixley
	Title:	EVP

by2
Name:
Title:

1 For any Lender requiring a second signature line.

2 For any Lender requiring a second signature line.

SIGNATURE PAGE

CONSENT TO AMENDMENT NO. 1 to the FOURTH AMENDED AND RESTATED CREDIT AGREEMENT dated as of jANUARY 27, 2017 of ALLIANCE RESOURCE OPERATING PARTNERS, L.P.

Name of Lender: Fifth Third Bank

by	/s/ Christopher Mosley
	Name:	Christopher Mosley
	Title:	Vice President

CONSENT TO EXTENSION OF TERMINATION DATE:

Name of Lender: Fifth Third Bank

by	/s/ Christopher Mosley
	Name:	Christopher Mosley
	Title:	Vice President

SIGNATURE PAGE

CONSENT TO AMENDMENT NO. 1 to the FOURTH AMENDED AND RESTATED CREDIT AGREEMENT dated as of jANUARY 27, 2017 of ALLIANCE RESOURCE OPERATING PARTNERS, L.P.

Name of Lender:  Planters Bank, Inc.

by	/s/ Leigh Durden
	Name:	Leigh Durden
	Title:	Senior Vice President

by1
Name:
Title:

CONSENT TO EXTENSION OF TERMINATION DATE:

Name of Lender:  Planters Bank, Inc.

by	/s/ Leigh Durden
	Name:	Leigh Durden
	Title:	Senior Vice President

by2
Name:
Title:

1 For any Lender requiring a second signature line.

2 For any Lender requiring a second signature line.

SIGNATURE PAGE

CONSENT TO AMENDMENT NO. 1 to the FOURTH AMENDED AND RESTATED CREDIT AGREEMENT dated as of jANUARY 27, 2017 of ALLIANCE RESOURCE OPERATING PARTNERS, L.P.

Name of Lender: PNC BANK, NATIONAL ASSOCIATION

by	/s/ Mahir Desai
	Name:	Mahir Desai
	Title:	Vice President

CONSENT TO EXTENSION OF TERMINATION DATE:

Name of Lender: PNC BANK, NATIONAL ASSOCIATION

by	/s/ Mahir Desai
	Name:	Mahir Desai
	Title:	Vice President

SIGNATURE PAGE

CONSENT TO AMENDMENT NO. 1 to the FOURTH AMENDED AND RESTATED CREDIT AGREEMENT dated as of jANUARY 27, 2017 of ALLIANCE RESOURCE OPERATING PARTNERS, L.P.

Name of Lender:  Central Bank & Trust Co.

by	/s/ Mark B. Kaufmann
	Name:	Mark B. Kaufmann
	Title:	Senior Vice President

by1
Name:
Title:

CONSENT TO EXTENSION OF TERMINATION DATE:

Name of Lender:  Central Bank & Trust Co.

by	/s/ Mark B. Kaufmann
	Name:	Mark B. Kaufmann
	Title:	Senior Vice President

by2
Name:
Title:

1 For any Lender requiring a second signature line.

2 For any Lender requiring a second signature line.

SIGNATURE PAGE

CONSENT TO AMENDMENT NO. 1 to the FOURTH AMENDED AND RESTATED CREDIT AGREEMENT dated as of jANUARY 27, 2017 of ALLIANCE RESOURCE OPERATING PARTNERS, L.P.

Name of Lender: GOLDMAN SACHS BANK USA

by	/s/ Rebecca Kratz
	Name:	Rebecca Kratz
	Title:	Authorized Signatory

CONSENT TO EXTENSION OF TERMINATION DATE:

Name of Lender: GOLDMAN SACHS BANK USA

by	/s/ Rebecca Kratz
	Name:	Rebecca Kratz
	Title:	Authorized Signatory

SIGNATURE PAGE

CONSENT TO AMENDMENT NO. 1 to the FOURTH AMENDED AND RESTATED CREDIT AGREEMENT dated as of jANUARY 27, 2017 of ALLIANCE RESOURCE OPERATING PARTNERS, L.P.

Name of Lender:  STIFEL BANK & TRUST

by	/s/ Timothy Hill
	Name:	Timothy Hill
	Title:	Vice President

by1
Name:
Title:

CONSENT TO EXTENSION OF TERMINATION DATE:

Name of Lender:  STIFEL BANK & TRUST

by	/s/ Timothy Hill
	Name:	Timothy Hill
	Title:	Vice President

by2
Name:
Title:

1 For any Lender requiring a second signature line.

2 For any Lender requiring a second signature line.

SIGNATURE PAGE

CONSENT TO AMENDMENT NO. 1 to the FOURTH AMENDED AND RESTATED CREDIT AGREEMENT dated as of jANUARY 27, 2017 of ALLIANCE RESOURCE OPERATING PARTNERS, L.P.

Name of Lender:  Sumitomo Mitsui Banking Corporation

by	/s/ James D. Weinstein
	Name:	James D. Weinstein
	Title:	Managing Director

by1
Name:
Title:

CONSENT TO EXTENSION OF TERMINATION DATE:

by	/s/ James D. Weinstein
	Name:	James D. Weinstein
	Title:	Managing Director

by2
Name:
Title:

1 For any Lender requiring a second signature line.

2 For any Lender requiring a second signature line.

SIGNATURE PAGE

CONSENT TO AMENDMENT NO. 1 to the FOURTH AMENDED AND RESTATED CREDIT AGREEMENT dated as of jANUARY 27, 2017 of ALLIANCE RESOURCE OPERATING PARTNERS, L.P.

Name of Lender:  Chang Hwa Commercial Bank, Ltd., Los Angeles Branch

by	/s/ Jeng-Ping Tang
	Name:	Jeng-Ping Tang
	Title:	AVP & AGM

by1
Name:
Title:

CONSENT TO EXTENSION OF TERMINATION DATE:

Name of Lender:  Chang Hwa Commercial Bank, Ltd., Los Angeles Branch

by	/s/ Jeng-Ping Tang
	Name:	Jeng-Ping Tang
	Title:	AVP & AGM

by2
Name:
Title:

1 For any Lender requiring a second signature line.

2 For any Lender requiring a second signature line.

CONSENT

Dated as of April 3, 2017

Each of the undersigned, as Guarantors under the Subsidiary Guaranty dated as of January 27, 2017 (the “Guaranty”) in favor of the Agent, for its benefit and the benefit of the Lenders parties to the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Guaranty to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment, and (b) the Collateral Documents to which such Guarantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).

ALLIANCE COAL, LLC
ALLIANCE DESIGN GROUP, LLC
ALLIANCE LAND, LLC
ALLIANCE MINERALS, LLC
ALLIANCE PROPERTIES, LLC
ALLIANCE RESOURCE PROPERTIES, LLC
ALLIANCE SERVICE, INC.
ALLIANCE WOR PROPERTIES, LLC
ARP SEBREE, LLC
ARP SEBREE SOUTH, LLC
BACKBONE MOUNTAIN, LLC
CR MACHINE SHOP, LLC
CR SERVICES, LLC
EXCEL MINING, LLC
GIBSON COUNTY COAL, LLC
HAMILTON COUNTY COAL, LLC
HOPKINS COUNTY COAL, LLC
MATRIX DESIGN GROUP, LLC
MC MINING, LLC
METTIKI COAL, LLC
METTIKI COAL (WV), LLC
MID-AMERICA CARBONATES, LLC
MT. VERNON TRANSFER TERMINAL, LLC
PENN RIDGE COAL, LLC
PONTIKI COAL, LLC
RIVER VIEW COAL, LLC
ROUGH CREEK MINING, LLC
SEBREE MINING, LLC
STEAMPORT, LLC
TUNNEL RIDGE, LLC
UC COAL, LLC

UC MINING, LLC
UC PROCESSING, LLC
WARRIOR COAL, LLC
WEBSTER COUNTY COAL, LLC
WHITE COUNTY COAL, LLC
WHITE OAK RESOURCES LLC
WOR LAND 6, LLC

By:	/s/ Cary P. Marshall
	Name:	Cary P. Marshall
	Title:	Vice President-Corporate Finance and Treasurer

MATRIX DESIGN INTERNATIONAL, LLC

By:	/s/ Cary P. Marshall
	Name:	Cary P. Marshall
	Title:	Authorized Agent